Exhibit 10.3

                 AMENDED AND RESTATED SECURITY AGREEMENT

           AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of January 31, 1995, made by TPI RESTAURANTS, INC., a Tennessee corporation (the "Company"), to NATIONSBANK OF NORTH CAROLINA, N.A., as Collateral Agent (the "Collateral Agent") under the Second Amended and Restated Credit Agreement described below.

           A. The Company, the Agents and the Banks have entered into a Second Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of January 31, 1995, among the Company, the signatory Banks thereto, The Bank of New York, as Administrative Agent, and the Collateral Agent. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement shall have the meanings defined therein.

           B. A condition precedent to the effectiveness of such Credit Agreement is the execution and delivery by the Company of this Agreement.

           In consideration of the premises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company covenants and hereby agrees as follows:

           1.   Grant of Security Interest.

                To secure the prompt and complete payment, observance and performance of all of the obligations of the Company now or hereafter existing under the Loan Documents (as the same may be amended, increased, modified, renewed, refinanced, refunded or extended from time to time, collectively, the "Obligations"), the Company hereby assigns and pledges to the Collateral Agent, for its benefit and for the ratable benefit of the Banks, and hereby grants to the Collateral Agent, for its benefit and for the ratable benefit of the Banks, a security interest in all of the Company's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

           PLEDGED SHARES: All shares of Stock now owned or hereafter acquired in TPI Commissary and TPI Transportation together with all additions thereto, and all substitutions, exchanges and replacements therefor, and all Proceeds thereof (collectively, the "Pledged Shares");

           PLEDGED DEBT: All notes and other instruments evidencing Indebtedness of TPI Commissary and TPI Transportation to the Company, whether now existing or hereafter created or acquired, and all payments thereunder and instruments and other Property from time to time delivered in respect thereof or in exchange therefor, and all additions and accessions thereto, substitutions and replacements therefor, and the products and Proceeds thereof (collectively, the "Pledged Debt" and, together with the Pledged Shares, the "Pledged Collateral"); and

           CASH COLLATERAL: All cash from time to time deposited with the Collateral Agent as additional Collateral (the "Cash Collateral").

           As used herein, the term "Proceeds" shall have the meaning assigned to it under Article 9 of the Uniform Commercial Code, as the same may from time to time be in effect in the State of New York (the "UCC") and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all causes and rights of action or settlements thereof, escrowed amounts or Property, judicial and arbitration judgments and awards, payable to the Company from time to time with respect to the Collateral, (ii) all claims of the Company for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default with respect to or under any of the Collateral (without limiting any direct or independent rights of the Collateral Agent with respect to the Collateral); and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral, including, without limitation, any dividends, interest or other distributions thereon.

           2.   Representations.

                The Company hereby makes the following
      representations to the Collateral Agent:

                     (a) Security Interest. This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations. The delivery and pledge of the Pledged Collateral pursuant to this Agreement, and assuming the continued possession thereof by the Collateral Agent, and all other filings and other actions taken by the Company to perfect such security interest on or prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations. Assuming the delivery of, and continued control and dominion over, the Cash Collateral by the Collateral Agent, the delivery and pledge of the Cash Collateral pursuant to this Agreement and all other actions taken by the Company to perfect such security interest on or prior to the date hereof, create a valid and perfected security interest in the Collateral securing the payment of the Obligations.

                     (b) Capitalization; Ownership. The authorized capital Stock of TPI Commissary consists of 100 shares of Common Stock, $.01 par value, 100 shares of which are issued and outstanding. The authorized capital Stock of TPI Transportation consists of 100 shares of Common Stock, $.01 par value, 100 shares of which are issued and outstanding. All such Stock is and will continue to be certificated, is duly authorized and validly issued, is fully paid and nonassessable and is held of record and beneficially owned by the Company. Neither TPI Commissary nor TPI Transportation has issued nor is obligated to issue any securities convertible into Stock of TPI Commissary or TPI Transportation, respectively, and there are no outstanding options or warrants to purchase Stock of TPI Commissary or TPI Transportation of any class or kind. Neither TPI Commissary, TPI Transportation nor the Company is a party to any agreement voting trust or understanding (i) with respect to the Stock of TPI Commissary or TPI Transportation or (ii) affecting in any manner the sale, pledge, assignment or other disposition of the Stock of TPI Commissary or TPI Transportation, including, without limitation, any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing.

           3.   Delivery of Collateral.

                (a) Pledged Collateral. All certificates, notes and other instruments, if any, representing or evidencing the Pledged Collateral at any time owned or acquired by the Company shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Company or any other Person, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                (b) Cash Collateral. The Company shall from time to time deposit Cash Collateral with the Collateral Agent at the times and in the amounts required by Sections 2.5(b) and
      9.1 of the Credit Agreement. Notwithstanding anything in this Agreement to the contrary, all Cash Collateral deposited hereunder by the Company with the Collateral Agent shall be credited to an account maintained under the exclusive dominion and control and in the name of the Collateral Agent, and the Company shall have no right to draw checks thereon or make withdrawals therefrom. The Collateral Agent shall invest Cash Collateral in short term investments as described in paragraph 8.6(a), (b), (d) and (e) of the Credit Agreement as directed by the Company. Interest earned on such investments shall be for the account of the Company.

           4.   As to the Pledged Collateral.

                (a) So long as no Event of Default shall have occurred and be continuing:

                     (i)  Subject to the provisions of paragraph
      4(g), the Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof, provided, however, that the Company agrees to take or refrain from taking all actions as are required in order to prevent the occurrence of an Event of Default under this Agreement.

                     (ii) The Company shall be entitled to receive and retain any and all dividends, principal and interest payments and other distributions paid in respect of the Pledged Collateral, provided, however, that any and all dividends, principal and interest payments and other distributions, paid or payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, shall forthwith be delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Company, be received in trust for the benefit of the Collateral Agent, be segregated from the other Property of the Company, and be forthwith delivered to the Collateral Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement).

                     (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal and interest payments and other distributions which it is authorized to receive and retain pursuant to clause (ii) above.

                (b) Upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's option, following written notice by the Collateral Agent to the
      Company:

                     (i) All rights of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 4(a)(i) and to receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to paragraph 4(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the right to exercise such voting and other consensual rights and the sole right to receive and hold as Pledged Collateral such dividends, principal and interest payments and other distributions.

                     (ii) All dividends, principal and interest payments and other distributions which are received by the Company contrary to the provisions of paragraph 4(b)(i) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Company and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                (c) In the event that all or any part of the securities or instruments constituting the Pledged Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Collateral Agent, the Company agrees that it will cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Collateral Agent without the necessity of any indemnity bond or other security other than the Collateral Agent's agreement or indemnity therefor customary for security agreements similar to this Agreement.

                (d) The Collateral Agent shall have no duty of care with respect to the Pledged Collateral, except that it shall exercise reasonable care with respect to the Pledged Collateral in its custody, and shall be deemed to have exercised such reasonable care if such Property is accorded treatment similar to that which the Collateral Agent accords its own Property, or if the Collateral Agent acts or fails to act with respect to the Pledged Collateral in accordance with the written request of the Company. No failure by the Collateral Agent to comply with any such request shall, in and of itself, be deemed to be a failure to exercise reasonable care, nor shall the Collateral Agent's failure to take any steps to preserve rights against any Person or Property be deemed a failure to have exercised reasonable care with respect to the Pledged Collateral in its custody.

                (e) The Company covenants and agrees to execute and deliver, upon request at any time from time to time, any notice, financing statement, continuation statement, registration of pledge, instrument, document, agreement or other papers and perform any other act reasonably requested by the Collateral Agent which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted herein or to enable the Collateral Agent to exercise and enforce all rights hereunder or with respect to such security interest. At any time and from time to time, upon the reasonable request of the Collateral Agent, and at the sole expense of the Company, the Company will promptly execute and deliver any and all such further instruments and documents and will take such further action as may be reasonably deemed necessary or desirable in the reasonable judgment of the Collateral Agent to obtain, maintain and perfect the security interest granted herein, including, without limitation, the filing of any financing or continuation statements with respect to the security interests granted hereby. In connection herewith, the Collateral Agent is hereby irrevocably authorized and empowered, as the Company's attorney-in-fact, at the Collateral Agent's option, solely to file financing statements or amendments thereto and to make all other filings and to give all other notices as it shall deem necessary with respect to any of the Pledged Collateral, all of which may be done with or without the signature of the Company. The Company agrees that the foregoing power constitutes a power coupled with an interest which shall survive until all of the Obligations are indefeasibly paid in full in cash. The Company agrees to reimburse the Collateral Agent on demand for any actual reasonable out-of-pocket expenses incurred by it in connection with such matters and, until such reimbursement, such expenses shall be a part of the Obligations.

                (f)  With respect to the Pledged Collateral,
      neither of the Agents nor any Bank shall be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, approve of accountings or other financial or other matters, pay for insurance, taxes or other charges, or take any action of any kind in connection with the management thereof, and its only duty with respect thereto shall be to use reasonable care in the custody and preservation of the Pledged Collateral while the Pledged Collateral is in the Collateral Agent's actual possession, which shall not include any steps necessary to preserve rights against prior or third parties.

                (g) The Company shall not, without the prior written consent of the Collateral Agent, sell, hypothecate, pledge, encumber, transfer, assign (by operation of law or otherwise) or otherwise dispose of any of the Pledged Collateral or create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest created by this Agreement.

                (h) The Company will defend the Pledged Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the interests of the Collateral Agent and the Banks.

                (i)  Without notice to or the consent of the
      Company, the Collateral Agent may (i) release any indorser or guarantor or any collateral given to secure any of the Obligations (or any guaranty given in connection therewith), and (ii) at any time, and from time to time, increase the amount of, extend the time of payment of or renew in whole or in part any of the Obligations for such time or times as the Collateral Agent or the Banks may determine and all of the provisions and authorizations contained herein shall apply to all such renewals and extensions.

           5.   Additional Shares.

                The Company agrees that it will not issue or permit the issuance to the Company of any Stock or other securities in addition to or in substitution for the Pledged Collateral, unless immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Stock or other securities of each such issuer are pledged to and delivered by the Company to the Collateral Agent hereunder.

           6. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                (a) The Company shall fail to observe or perform any term, covenant or agreement contained in paragraphs 4(g) or 5 of this Agreement; or

                (b) The Company shall fail to perform or observe any other covenant or agreement on its part to be performed or observed pursuant to this Agreement and such failure shall have continued unremedied for a period of 30 days after the Company shall become aware of such failure; or

                (c) Any representation of the Company contained herein or in any certificate, report or notice delivered or to be delivered by the Company pursuant hereto shall prove to have been incorrect or misleading in any material respect when made; or

                (d) The occurrence and continuance of an Event of Default under the Credit Agreement.

           7.   Rights and Powers of the Collateral Agent on
      Default.

                (a) In General. After the occurrence and during the continuance of an Event of Default, the Collateral Agent may proceed to enforce the rights of the Collateral Agent and the Banks hereunder by suit in equity, action at law and/or other appropriate proceedings, whether for payment or for specific performance of any covenant or agreement contained in this Agreement. Without limiting the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may:

                     (i)  indorse as the Company's agent any
      instruments, securities or chattel paper in or pertaining to the Collateral;

                     (ii) take control of Proceeds, including Stock received as dividends or by reason of Stock splits, and use cash Proceeds to reduce any part of the Obligations;

                     (iii) take any action the Company is required to take or any other necessary action to obtain, preserve and enforce this Agreement, and maintain and preserve the Collateral, without notice to the Company, and add the costs of the same to the Obligations (but the Collateral Agent is under no duty to take any such action);

                     (iv) release Collateral in its possession to the Company, temporarily or otherwise;

                     (v)  vote any Stock which is part of the
      Collateral and exercise all other rights which an owner of such Collateral may exercise; and

                     (vi) transfer any of the Collateral or
      evidence thereof into its own name or that of its nominee(s) and receive the Proceeds therefrom and hold the same as security for the Obligations, or apply the same thereon.

                After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, but shall be under no duty to, demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or otherwise realize upon the Collateral, in its own name or in the name of the Company, as the Collateral Agent may determine. The Collateral Agent shall not be liable for the failure to enforce any contract right or instrument or for any act or omission in connection with the enforcement of any contract right or instrument, on the part of the Collateral Agent or any of its officers, agents, or employees, except to the extent determined in a final judgment, after all available appeals, to have arisen directly and primarily out of the gross negligence or willful misconduct of the Collateral Agent. After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to notify persons obligated on any instruments, securities or contracts which are part of the Collateral to make payment thereof directly to the Collateral Agent, and the Collateral Agent may take control of all Proceeds of the Collateral.
      The cost of such collection and enforcement, including reasonable attorneys' fees and expenses, shall be borne by the Company and the Company agrees promptly to pay same. The foregoing rights and powers of the Collateral Agent shall be in addition to, and not a limitation upon, any rights and powers the Collateral Agent may be given by law, custom, elsewhere by this Agreement or otherwise.

                (b) Power of Sale; Enforcement. In case an Event of Default shall have occurred and be continuing, the Collateral Agent:

                     (i)  may, to the extent permitted by law,
      grant options to purchase, sell at one or more sales, as an entirety or in parcels, all or any part of the Collateral, such sale or other disposition to be made at the discretion of the Collateral Agent at one or more private sales at such place or places, at such time or times, and upon such terms, including credit, as the Collateral Agent may fix and briefly specify in the notice of sale or other disposition, to be given as herein provided or as may be required by law;

                     (ii) may proceed to protect and enforce the rights of the Collateral Agent under this Agreement by suit, whether for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for the foreclosure of or other realization upon the security interest provided in this Agreement and the sale of the Collateral under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right, as the Collateral Agent, in its discretion, shall determine; and

                     (iii) may exercise any and all of the rights and remedies provided by the UCC, as well as all other rights and remedies possessed by the Collateral Agent under this Agreement, at law, in equity or otherwise.

                (c) Notice of Sale or other Disposition. If notice of any sale or other disposition of all or any part of the Collateral is required by law to be given, the Company agrees that a notice sent to it at least ten days before the time of any public sale or other disposition or the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition.

                (d) Delivery to Purchaser. Upon the completion of any sale or other disposition of all or any part of the Collateral under this paragraph 7, full title and right of possession to such Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any purchaser of such Collateral, the Company shall confirm any such sale or disposition by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. To the extent permitted by applicable law, every such sale or other disposition shall operate to divest all right, title, interest, claim and demand whatsoever of the Company of, in and to the Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against the Company, all persons claiming the Collateral sold or disposed of, or any part thereof, through the Company, and its successors and assigns.

                (e) Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof under this paragraph 7, together with any other sums then held by the Collateral Agent as part of the Collateral, shall be applied against the Obligations in accordance with paragraph 9.1 of the Credit Agreement.

                (f) Agents May Purchase; Purchaser May Apply Obligations Toward Purchase. At any sale or other disposition hereunder, either of the Agents may bid for and purchase the Collateral offered for sale, and, upon compliance with the terms of sale or other disposition, may hold, retain and dispose of such Collateral without further accountability therefor. Any such purchaser at any sale or other disposition hereunder shall be entitled, for the purpose of making payment for the Collateral purchased, to apply any part of the Obligations due and payable to it as a credit against the purchase price of such Collateral.

                (g)  Waiver of Appraisement, etc., Laws. The
      Company agrees, to the fullest extent that it may lawfully so agree, that neither it nor anyone claiming from, through or under it, will claim, seek or take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale or other disposition of the Collateral or any part thereof, or the final and absolute taking of possession thereof, immediately after such sale or other disposition, by the purchaser thereof. The Company and all who may at any time claim from, through or under it, hereby waives, to the fullest extent that it may lawfully do so, the benefit of all such laws, and any and all right to have any of the property comprising the Collateral marshalled upon any such sale, and agrees that the Collateral Agent or any court having jurisdiction to foreclose the security interest granted herein may sell the Collateral as an entirety or in such parcels as the Collateral Agent may determine.

                (h) Registration. Upon the occurrence and during the continuance of an Event of Default, any or all of the Pledged Shares may be registered in the name of the Collateral Agent or its nominee(s), as the Collateral Agent shall, in its discretion, decide. The Collateral Agent or its nominee(s) may thereafter, without notice, exercise all voting and other shareholder rights at any meetings thereof, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Shares as if the Collateral Agent or such nominee(s) were the absolute owner(s) thereof, including, without limitation, the right to exchange, at the Collateral Agent's or such nominee's discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of, or involving, the Company or upon the exercise by the Company or the Collateral Agent of any right, privilege or option pertaining to any Pledged Shares. In connection therewith, the Collateral Agent or its nominee(s) may deposit and deliver any or all of the Pledged Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent or its nominee(s) may determine, all without liability, except to account for property actually received by them, but the Collateral Agent or its nominee(s) shall have no duty to exercise any of the aforesaid rights, privileges or options, and shall not be responsible for any failure to do so or delay in so doing.

                (i) Specific Performance. Notwithstanding any provisions of this Agreement to the contrary, the Company agrees that, due to the unique nature of the Collateral, the Collateral Agent shall have the right to demand the remedy of specific performance in enforcing this Agreement.

           8.   Sale of Pledged Shares.

                The Company recognizes that the Collateral Agent may be unable to effect a public sale of all or part of the Pledged Shares by reason of certain prohibitions and restrictions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Shares for their own accounts, for investment, and not with a view to the distribution or resale thereof. The Company agrees that private sales so made may be at prices and other terms less favorable to the seller than if the Pledged Shares were sold at public sale and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Shares for the period of time necessary to permit the Company, even if the Company would agree, to register such Pledged Shares for public sale under the Securities Act of 1933, as amended. The Company agrees that private sales made under the foregoing circumstances shall be deemed to have been conducted in a commercially reasonable manner. If at any time it is necessary, in the opinion of counsel to the Collateral Agent, that a sale of any or all of the Pledged Shares be registered under the Securities Act of 1933, as amended, the Company shall cooperate fully with the Collateral Agent in connection with the taking of all steps necessary to so register the Pledged Shares and to continue such registration as long as deemed appropriate by the Collateral Agent.

           9.   Notices.

                All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth in Section 11.2 of the Credit Agreement.

           10.  Expenses.

                The Company will upon demand pay to the Agents or either of them any and all reasonable sums, costs and expenses which the Collateral Agent may pay or incur pursuant to the provisions of this Agreement or in negotiating, executing or enforcing this Agreement or in enforcing payment of the Obligations, including, but not limited to court costs, reasonable collection charges, reasonable travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations.

           11.  No Segregation of Moneys; No Interest.

                No moneys or any other Property received by the Collateral Agent hereunder need be segregated in any manner except to the extent required by law, and any such moneys or other Property may be deposited under such general conditions as may be prescribed by law applicable to the Collateral Agent and the Collateral Agent shall not be liable for any interest thereon.

           12.  Continuance.

                This is a continuing agreement and shall remain in full force and effect so long as (i) any of the Obligations remains outstanding or (ii) any Loan Document is in effect.

           13.  Successors and Assigns.

                This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Collateral Agent and its successors and assigns, provided that the Company shall not assign or otherwise transfer any of its obligations under this Agreement to any other person without the prior written consent of the Collateral Agent.

           14.  Amendments.

                With the written consent of the Required Banks, the Collateral Agent and the Company may, from time to time, enter into written amendments, supplements or modifications of this Agreement and, with the consent of the Required Banks, the Collateral Agent on behalf of the Banks may execute and deliver to any such parties a written instrument waiving, on such terms and conditions as the Collateral Agent may specify in such instrument, any of the requirements hereof or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification or waiver shall (i) release all or any part of the Collateral except to the extent that the Collateral Agent shall be required or permitted to do so under the terms and provisions hereof or of the Credit Agreement or (ii) change the provisions of paragraph 7(a) or 14, and provided further that no such amendment, supplement, modification or waiver shall change any of the rights or obligations of Collateral Agent hereunder without the written consent of the Collateral Agent. In the case of any waiver, the parties to this Agreement, the Banks and the Collateral Agent shall be restored to their former position and rights hereunder, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

           15.  Release of Collateral.

                If at any time when the Collateral Agent holds Cash Collateral, the Available Revolving Credit Commitment exceeds $0, then, at the request of the Company and provided that no Default or Event of Default would exist immediately before and after giving effect thereto, the Collateral Agent shall release such portion of the Cash Collateral then held by the Collateral Agent (together with interest thereon) in an amount equal to such excess.

           16.  Miscellaneous.

                (a)  No failure by the Collateral Agent to
      exercise, and no delay by the Collateral Agent in exercising, any right or remedy hereunder shall operate as a waiver thereof.

                (b) Each and every right, remedy and power granted to the Collateral Agent hereunder or allowed at law, in equity or by other agreement shall be cumulative and not exclusive, and may be exercised by the Collateral Agent from time to time.

                (c) This Agreement is being delivered in, is intended to be performed in, shall be construed and enforceable in accordance with and be governed by the internal laws of, the State of New York without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

                (d) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                (e) All covenants, agreements and representations made herein and in all certificates or other documents delivered in connection with this Agreement by or on behalf of the Company shall survive the execution and delivery hereof and thereof, and all such covenants, agreements and representations shall inure to the benefit of the respective successors and assigns of the Collateral Agent whether or not so expressed. This Agreement may be assigned by the Collateral Agent at any time.

                (f) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one Agreement. It shall not be necessary in making proof of this Agreement or of any document required to be executed and delivered in connection herewith or therewith to produce or account for more than one counterpart signed by the party to be charged.

                (g) Paragraph headings have been inserted herein for convenience only and shall not be construed to be a part hereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

                (h) This Agreement is the "Security Agreement" referred to in the Credit Agreement. The Company and the Collateral Agent acknowledge that certain provisions of the Credit Agreement, including, without limitation, paragraphs
      11.14 (Integration), 11.15 (Consent to Jurisdiction), 11.16 (Service of Process), 11.17 (No Limitation of Service or
      Suit) and 11.18 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date hereof.

                                    TPI RESTAURANTS, INC.

                                    By:   /s/ Frederick W. Burford

                                    Name:  Frederick W. Burford,
                                    Title: Vice President and
                                           Chief Financial Officer


      Accepted:

      NATIONSBANK OF NORTH CAROLINA, N.A.,
      AS COLLATERAL AGENT

      By:   /s/ Steve L. Dalton
      Name:  Steve L. Dalton
      Title: Vice President